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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 4, 2004
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                  001-15835                     84-1290152
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855



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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements - Not applicable.

(b) Exhibits:

99.1 Transcript of the Company's conference call which it conducted on May 27, 2004 related to the fourth quarter 2004 sales and earnings release issued May 5, 2004 as referenced in Item 12.

ITEM 12. - DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 27, 2004, the Company conducted a conference call to discuss the sales and earnings release for the fourth quarter of 2004 that was issued on May 5, 2004 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  May 20, 2004.

                                                     US DATAWORKS, INC.



                                                     By /s/ Charles E. Ramey
                                                        ------------------------
                                                        Charles E. Ramey
                                                        Chief Executive Officer


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                                INDEX TO EXHIBITS


   Exhibit
   Number                         Description
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    99.1       Transcript of the Company's conference call which it conducted on
               May 27, 2004 related to the fourth quarter 2004 sales and earnings release issued May 5, 2004 as referenced in Item 12.